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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 22, 2003
                                                  --------------


                          BECTON, DICKINSON AND COMPANY

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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
----------------------------------------------------------------------------------
    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
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        (Former name or former addresses if changed since last report.)




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Item 5.     Other Events and Regulation FD Disclosure.

            On April 22, 2003, the Registrant issued the press release that is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements. Pro Forma Financial Information and Exhibits.

            (c)  Exhibits.

            Exhibit 99.1 Press release dated April 22, 2003.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BECTON, DICKINSON AND COMPANY
                                                         (Registrant)



                                             By: /s/ Gary DeFazio
                                                ---------------------------
                                                      Gary DeFazio
                                                   Assistant Secretary


Date: April 22, 2003




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                                INDEX TO EXHIBITS

Exhibit Number               Description of Exhibit
--------------               ----------------------
99.1                         Press release dated April 22, 2003